UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2015

PMFG, INC.

(Exact Name of registrant as specified in its charter)

Delaware	001-34156	51-0661574
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14651 North Dallas Parkway, Suite 500
Dallas, Texas	75254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 214-357-6181

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On July 31, 2015, PMFG, Inc. (the “Company”) announced that the Company and CECO Environmental Corp (“CECO”) will each hold a special meeting of stockholders on September 2, 2015, relating to the previously announced acquisition of the Company by CECO. The Company and CECO issued a joint press release making such announcement, a copy of which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The Company’s stockholders at the close of business on July 30, 2015, will be entitled to receive notice of and vote at the Company’s special meeting of stockholders.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Joint Press Release, dated July 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2015	PMFG, INC.

	By:	/s/ Peter Burlage
Peter Burlage
Chairman and Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99.1	Joint Press Release, dated July 31, 2015.